UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 18, 2026
Date of Report (Date of earliest event reported)

FINGERMOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41187	46-4600326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Somerset Road, Level 3 Singapore	238164
(Address of principal executive offices)	(Zip Code)

(347) 349-5339
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	FNGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On March 18, 2026, FingerMotion, Inc. (the “Company”) entered into a share exchange agreement (the “Share Exchange Agreement”) with Telforge, Inc. (“Telforge”), a Nevada corporation, and the shareholders of Telforge (the “Shareholders”). Pursuant to the Share Exchange Agreement, the Shareholders have agreed to exchange all of their outstanding shares of Telforge in exchange for up to 7,333,333 shares of the Company, subject to the terms and conditions of the Share Exchange Agreement. Subject to the closing conditions being satisfied or waived by the respective parties, at closing the Company shall issue to the Shareholders an aggregate of 7,333,333 shares of common stock of the Company, of which 2,333,333 shares of common stock (the “Closing Shares”) will be released to the Shareholders, and 5,000,000 shares of common stock (the “Milestone Shares”) will be placed in escrow pursuant to an escrow agreement in form and substance to be agreed upon by the Company and Telforge. The Milestone Shares shall not be released from escrow until they are earned as a result of the achievement of certain Cumulative Revenue and Secured Contract Value (each as defined in the Share Exchange Agreement) over two earnout periods with the first being three months following closing and the second being six months following closing. If the Cumulative Revenue plus Secured Contract Value for the first earnout period is equal to or greater than $2,500,000, the Shareholders shall have earned 2,000,000 Milestone Shares. If the Cumulative Revenue plus Secured Contract Value for the second earnout period is equal to or greater than $5,000,000, the Shareholders will have earned 3,000,000 Milestone Shares. Any Milestone Shares that are not earned on or before the expiration of the applicable earnout period shall be automatically forfeited and cancelled.

Until the earlier of (i) the expiry of the second earnout period, and (ii) the date that all Milestone Shares have been released from escrow, the Company shall cause Telforge to provide the Shareholders and their representatives with reasonable access during normal business hours to Telforge’s financial and accounting information relevant to verifying revenue performance.

Upon closing the Closing Shares and Milestone Shares will be issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws, and will be issued as “restricted securities” as such term is defined under Rule 144(a)(3) under the Securities Act. Pursuant to the Share Exchange Agreement, the Company has agreed to provide registration rights for the Closing Shares and Milestone Shares. The Company has agreed to use commercially reasonable efforts to prepare and file with the United States Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 or Form S-3, as available (the “Registration Statement”) covering the resale of the Closing Shares and the Milestone Shares (the “Registrable Securities”), to the extent such shares remain outstanding and have not been cancelled, within 60 calendar days following the closing. The Company shall use commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as promptly as practicable thereafter, and to keep the Registration Statement effective until the earlier of (i) the sale of all Registrable Securities, (ii) such securities becoming eligible for resale under Rule 144 without volume or manner-of-sale restrictions, or (iii) the cancellation of any Milestone Shares; provided however, that the period of time in which the Registration Statement is not effective as a result of the requirement to file a post-effective amendment on Form S-1 after the Company has filed an Annual Report on Form 10-K with the SEC and the date the post-effective amendment on Form S-1 is declared effective by the SEC shall not be considered a lapse of maintaining effectiveness of the Registration Statement. If the Company fails to file the Registration Statement within 60 days following the closing (the “Filing Deadline”), then, as liquidated damages and not as a penalty, the Company shall issue to the Shareholders an aggregate of 80,000 additional shares of common stock of the Company for each full or partial month following the Filing Deadline during which the Registration Statement remains unfiled.

The closing is subject to, among other things, the Company completing an equity financing resulting in net cash proceeds of not less than $1,000,000 (the “Minimum Financing”) prior to or concurrently with closing. At closing, $500,000 of the proceeds of the Minimum Financing shall be provided by the Company to Telforge for working capital purposes. In addition, as of the closing date, Telforge shall have not less than $2,000,000 in immediately available funds on its balance sheet.

The Share Exchange Agreement may be terminated by: (i) mutual consent of the Company and Telforge; (ii) the Company or Telforge if the closing has not occurred on or before April 15, 2026 (the “Outside Date”), unless the Company or Telforge, as applicable is in material breach of the Share Exchange Agreement; (iii) the Company if satisfaction of the closing conditions for the benefit of the Company by the Outside Date becomes impossible (other than through the failure of the Company to comply with its obligations under the Share Exchange Agreement); and (iv) Telforge if satisfaction of the closing conditions for the benefit of Telforge by the Outside Date becomes impossible (other than through the failure of any of Telforge or the Shareholders to comply with their obligations under the Share Exchange Agreement).

The foregoing summary of the Share Exchange Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the copy of the Share Exchange Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

10.1	Share Exchange Agreement, dated March 18, 2026, by and among FingerMotion, Inc., Telforge, Inc. and the Shareholders of Telforge, Inc.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.

DATE: March 24, 2026	By:	/s/ Martin J. Shen
Martin J. Shen
CEO and Director